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                                                                   Exhibit 10.7

                         CHANGE IN TERMS AGREEMENT # 2

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BORROWER: DISCAS, INC. AND DISCAS RECYCLED PRODUCTS CORPORATION
          567-1 SOUTH LEONARD STREET
          WATERBURY, CT  06708

LENDER:   BANK OF BOSTON CONNECTICUT
          100 PEARL STREET
          HARTFORD, CT  06103
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Principal Amount: $500,000.00               Date of Agreement: November 8, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS. Borrower has executed and delivered to Lender a certain Promissory Note dated February 23, 1995 In the principal amount of $300.000.00 (the "Note") and a certain Change In Terms Agreement dated October 6, 1995 extending the time for payment of the outstanding Principal amount to November 29, 1995 (the "Agreement" #1).

DESCRIPTION OF COLLATERAL. Borrower has executed and delivered a Commercial Security Agreement dated February 23, 1995 pursuant to which Borrower pledged to Lender and granted to Lender a continuing lien and security interest in certain Collateral as described in such Commercial Security Agreement.

DESCRIPTION OF CHANGE IN TERMS. Borrower and Lender have agreed to increase the principal amount of the Note from $300,000.00 to $500,000.00 and to extend payment of the outstanding principal amount of the Note. Accordingly, Borrower and Lender agree as follows:

         1. On the face of the Note, delete "Principal Amount: $300,000.00" and insert "Principal Amount: $500,000.00"

         2. Delete the first full paragraph of the Note and Insert the following:

              "PROMISE TO PAY." For value received, Discas, Inc. and Discas Recycled Products Corporation ("Borrower") promises to pay to BANK OF BOSTON CONNECTICUT ("Lender"), or order, at the Head Office of Lender, 100 Pearl Street, Hartford, Connecticut, in lawful money of the United States of America, the principal amount of FIVE HUNDRED THOUSAND AND 00/100 Dollars, ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

              3. Delete numbered paragraph 1 of the Agreement #1 and insert the following:

                   "Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 1996".

              4. During the extended term of the Note, Borrower will continue to make regular monthly payments of all accrued and unpaid interest due as of each payment date and a final payment of all outstanding principal plus all accrued interest on September 30, 1996.

              5. Except as amended and modified above, all other terms and conditions of the Note remain unchanged and shall be applicable to the Note as amended and modified hereby.

              6. Wherever the term "Note" shall appear in the Business Loan Agreement dated February 23, 1995 ("Loan Agreement), the Commercial Security Agreement dated February 23, 1995 or any other agreement, document or instrument executed in connection with the Note, the term "Note" shall include the amendments and modifications to the Note set forth in this Agreement.

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CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidencing or securing to obligation(s), remain unchanged and in full force and effort. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain a liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly release by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given unconditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

RIGHTS OF LENDER. Nothing In this Agreement shall affect or waive any right of Lender to accelerate the payment of principal and interest under this Note in the event of a default as set forth in the Note or a default as set forth in any agreement, document or instrument executed in connection with the Note or to make demand the Note is payable on demand.

FINANCIAL STATEMENTS. During the extended term of this Note and without limiting any rights of Lender set forth in any agreement, document or instrument in connection with the Note, Borrower agrees to provide financial statements to Lender or any other financial information as Lender may request from time to time.

NO DEFAULT. The effectiveness of this Agreement is conditioned on Borrower's representation and warranty that (i) the representations and warranties made to Lender in the Note and the other agreements executed in connection therewith or otherwise made to Lender are true and correct as of the date hereof, and (ii) no Event of Default under the Note or any agreement executed in connection with the Note has occurred and is continuing.

ATTACHMENT. This Agreement shall be firmly attached to the Note and Agreement #1 by stapling or other permanent means of attachment and shall constitute a part of the Note.

RATIFICATION. Borrower hereby ratifies and confirms the pledge, lien and grant of security interest in the collateral created by the Commercial Security Agreement which secures the Note as modified and amended by this Agreement, as well as the terms and conditions of all agreements, documents and instruments executed in connection with the Note.

FURTHER AGREEMENTS. Borrower agrees to execute and deliver, from time to time, such additional documents or instruments and to perform such further acts by Lender to assure, confirm or continue the continuing lien and security interest in the Collateral or to keep the Commercial Security Agreement in full force and effect.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. THIS AGREEMENT IS EXECUTED UNDER SEAL. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

Discas, Inc. and Discas Recycled Products Corporation


By: /s/ Patrick A. DePaolo, Sr.
    ---------------------------
    Patrick A. DePaolo, Sr., President/Treasurer of Discas, Inc.




By: /s/ Patrick A. DePaolo, Sr.
    ---------------------------
    Patrick A. DePaolo, Sr, President/Treasurer of Discas Recycled Products Corporation

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